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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section13 or 15(d) of
                      the Securities Exchange Act of 1934




                                 March 16, 1998
                ------------------------------------------------
                Date of Report (Date of earliest event reported)



                     First Merchants Acceptance Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)





             Delaware                  0-24686        36-3759045
        ----------------------------  ------------  -------------------
        (State or other jurisdiction  (Commission         (IRS Employer
               of incorporation)      File Number)  Identification No.)



         570 Lake Cook Road, Suite 126, Deerfield, Illinois    60015
       ----------------------------------------------------------------
             (Address of principal executive offices)        (Zip Code)



                                 (847) 948-9300
                        ------------------------------
                        (Registrant's telephone number)


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ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

(1)-(2) On March 16, 1998, the United States District Court for the District of Delaware entered its order confirming the Second Amended Joint Plan (the "Plan") under Chapter 11 of the Bankruptcy Code of First Merchants Acceptance Corporation ("FMAC" or the "Company") and one of its subsidiaries, First Merchants Residential Credit Corporation.

(3)    A summarization of the material Features of the Plan is set forth in
Article II of the Joint Disclosure Statement relating to the Plan (the "Disclosure Statement") under the caption "Summary of the Plan." The Disclosure Statement and the Plan were filed as Exhibits 99.1 and 99.2 to Amendment No. 1 to the Company's Application for Qualification of Indenture under the Trust Indenture Act of 1939 (File No. 22-22299) and are incorporated herein by reference.

(4) As of June 30, 1997, approximately 6,500,000 shares of common stock of old FMAC were outstanding. As of the effective date of the Plan all of the outstanding stock will be cancelled. Reorganized FMAC will have 10,000,000 authorized shares of common stock. 10,000,000 shares of common stock will be issued in connection with the Plan

(5) The following condensed balance sheet (unaudited) of FMAC sets forth the assets and liabilities of FMAC as of February 28, 1998:



Assets

Cash                                   $    647,206

Finance Receivable (Net)                     50,804

Prepaid Expenses                            484,563

Total Current Assets                      1,182,573

Property, Plant & Equipment              11,307,625

Less: Accumulated                        (3,766,143)
Depreciation/Depletion

Net Property, Plant &                     7,541,482
Equipment

Other                                   117,652,940
                                       ------------
Total Assets                           $126,376,995
                                       ============
Postpetition Liabilities

Accounts Payable                       $     62,772

Secured Debt                             15,013,482

Other                                     1,530,479
                                       ------------
Total Postpetition Liabilities         $ 16,606,733
                                       ============
Prepetition Liabilities

Unsecured Debt                         $ 69,943,852

Other                                     1,471,858
                                       ------------
Total Prepetition Liabilities            71,415,710
                                       ------------
Total Liabilities                      $ 88,022,443
                                       ============
Equity

Owner's Prepetition Equity             $ 56,571,690

Postpetition Cumulative Profit          (18,217,138)
Or (Loss)
                                       ------------
Total Equity (Deficit)                   38,354,552
                                       ------------
Total Liabilities & Owner's            $126,376,995
Equity                                 ============


     In addition, Exhibit III to the Disclosure Statement sets forth a description of the assets and liabilities of the reorganized FMAC and the projected recoveries from FMAC's creditors, which description is incorporated herein by reference.


ITEM 7.  EXHIBITS.

            Exhibit 3.1 Debtor's Joint Disclosure Statement dated February 9, 1998, and exhibits thereto.(1)


            Exhibit 3.2 Debtor's Second Amended Joint Plan under Chapter 11 dated February 9, 1998 and exhibit thereto.(1)





----------------------
(1) Incorporated by reference from Amendment No. 1 to the Company's Application for Qualificatin of Indenture under the Trust Indenture Act of 1939 (File No. 22-22299).




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                                  SIGNATURE



     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 FIRST MERCHANTS ACCEPTANCE CORPORATION



                                 /s/ Richard P. Vogelman
                                 ---------------------------------------------
                                 Richard P. Vogelman
Dated: March 31, 1998            Vice President, General Counsel and Secretary




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                                EXHIBIT INDEX


EXHIBIT
NO.                                  DESCRIPTION
-------                              -----------

Exhibit 3.1 Debtor's Joint Disclosure Statement dated February 9, 1998, and exhibits thereto.(1)

Exhibit 3.2 Debtor's Second Amended Joint Plan under Chapter 11 dated February 9, 1998 and exhibit thereto.(1)


--------------------------
(1) Incorporated by reference from Amendment No. 1 to the Company's Application for Qualification of Indenture under the Trust Indenture Act of 1939 (File No. 22-22299).